UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2024, the Board of Directors of Inspirato Incorporated (the “Company”) approved changes to the composition of its board committees, effective immediately. The following changes were made:

1.	Scott Berman was removed from, and John Melicharek was appointed to, the Compensation Committee.

2.	Ann Payne was removed from, and John Melicharek was appointed to, the Nominating and Corporate Governance Committee.

These changes were made to align with the Company’s strategic goals and to ensure compliance with NASDAQ listing requirements.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2024.

1. Election of Directors

The stockholders elected the following Class II directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Ann Payne	3,391,335	367,737	1,432,712
Michael Armstrong	3,380,981	378,091	1,432,712

2. Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain
4,365,891	818,388	7,505

3. Approval of First Amendment to 2021 Equity Incentive Plan

The stockholders approved the First Amendment to the Inspirato Incorporated 2021 Equity Incentive Plan to authorize the increase of up to 540,000 additional Class A shares issuable upon the Company’s achievement of certain stock price targets:

For	Against	Abstain	Broker Non-Votes
2,352,577	1,397,942	8,553	1,432,712

Each of the foregoing proposals is described in detail in the Company’s Proxy Statement. No other matters were submitted for stockholder action at the Annual Meeting.

9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to the Inspirato Incorporated 2021 Equity Incentive Plan.

104	Cover Page Interactive Data File (Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspirato Incorporated
Dated: May 21, 2024
	By:	/s/ Robert Kaiden
Name: Robert Kaiden
Title: Chief Financial Officer